EXHIBIT 99.1
                                 ------------

                Computational Materials and/or ABS Term Sheet.

                                                    CWHL 05-24 A30
   Disc Margin                   30         30         30         30         30         30     Px= 100
-----------------             --------   --------   --------   --------   --------   --------  -------
WAL                            2.89702    6.63159    3.85373    2.42456    2.12886    1.92242
Mod Durn                         2.651      5.509      3.456      2.257      1.996      1.811
Mod Convexity                    0.101      0.482      0.176      0.073      0.058      0.048
Principal Window                 Oct05      Oct05      Oct05      Oct05      Oct05      Oct05
                                -Jul11     -Jan23     -Nov14     -Apr10      -Jul09    -Jan09
_INDX1                            3.57       3.09       3.09       3.09       3.09       3.09
_INDX2                            3.75       3.48       3.48       3.48       3.48       3.48
Prepay                         300 PSA    100 PSA    200 PSA    400 PSA    500 PSA    600 PSA
Optional
Redemption                     Call (N)   Call (N)   Call (N)   Call (N)   Call (N)   Call (N)

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*******************************************************************************

All information in this Term Sheet, whether regarding assets backing any securities discussed herein or otherwise, will be superseded by the information contained in the final prospectus.


                                                               August 15, 2005

------------------------------------------------------------------------------
               Preliminary Structural and Collateral Term Sheet
------------------------------------------------------------------------------

              $500,000,000 (approximate) of Senior Certificates
             CWMBS, Inc., CHL Mortgage Pass-Through Trust 2005-24
              Mortgage Pass-Through Certificates, Series 2005-24

------------------------------------------------------------------------------
                         Features of the Transaction
------------------------------------------------------------------------------

     o Offering consists of approximately $500,000,000 senior certificates with a Certificate Interest Rate of 5.50%, all expected to be rated AAA by 2 of the 3: S&P, Moody's and Fitch.

     o The expected amount of credit support for the senior certificates is 3.50% +/- 0.50% in the form of subordination with a shifting interest structure and a five year prepayment lockout.

     o All collateral for the Certificates consists of single family, fixed-rate residential first mortgages of no more than 30 years to original maturity, originated or acquired by Countrywide Home Loans.

     o The amount of senior certificates is approximate and may vary by up to 5%.

------------------------------------------------------------------------------
                 Preliminary Mortgage Pool Data (Approximate)
------------------------------------------------------------------------------

                                                                          Deal


Total Outstanding Principal
Balance (+/-10%):                                                $518,135,000
Average Principal Balance
of the
Mortgage Loans (+/-$10k):                                        $    540,000
Weighted Average Annual
Mortgage Interest Rate
(+/-10
bps):                                                                   5.95%
Weighted Average Maturity
(+/-3 months) :                                                           359
Weighted Average Seasoning
(+/-3 months):                                                              1
Weighted Average Original
Loan-
To-Value Ratio (+/-5%):                                                   72%
Owner Occupied (+/-10%):                                                  95%
Cash-out Refinance                                                        35%
(+/-10%):
Average FICO (+/-10):                                                     739
IO Loan Percentage:                                                   10% Max
Geographic Distribution:                                          CA: 50% Max
Type of Dwelling (+/-10%):                        Single-Family Dwelling: 94%

------------------------------------------------------------------------------
                                  Key Terms
------------------------------------------------------------------------------

Issuer:                               CHL Series 2005-24
Underwriter:                          Goldman, Sachs & Co.

Depositor:                            CWMBS, Inc/Countrywide Home Loans

Master Servicer:                      Countrywide Home Loans Servicing LP
Trustee:                              The Bank of New York
Type of Issuance:                     Public
Servicer Advancing:                   Yes, subject to recoverability
Compensating Interest:                Yes, to the extent of Base Master
                                      Servicing, but in no case more than
                                      1/12th of 0.125% of the Pool Scheduled
                                      Principal Balance for such Distribution
                                      Date
Legal Investment:                     The senior certificates are expected
                                      to be SMMEA eligible at settlement
Interest Accrual:                     Prior calendar month
Clean Up Call:                        10% of the Cut-off Date principal
                                      balance of the Mortgage Loans
ERISA Eligible:                       Underwriter's exemption may apply
                                      to senior certificates, however
                                      prospective purchasers should
                                      consult their own counsel
Tax Treatment:                        REMIC; senior certificates are
                                      regular interests
Structure:                            Senior/Subordinate; shifting
                                      interest with a five year prepayment
                                      lockout to subordinate certificates
Expected Subordination:               3.50% +/- 0.50%
Rating Agencies:                      2 of 3: Fitch, Moody's and S & P
Minimum Denomination:                 Senior certificates -$25,000
Delivery:                             Senior certificates - DTC

------------------------------------------------------------------------------
                                  Time Table
------------------------------------------------------------------------------

Expected Settlement:                                   September 29, 2005
Cut-off Date:                                           September 1, 2005
First Distribution Date:                                 October 25, 2005
Distribution Date:                              25th or next business day


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prospectus supplement and any other information subsequently filed with the
SEC. The information contained herein will be superseded by the description of
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certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs &
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